Janus Aspen Series

Moderate Allocation Portfolio

Supplement dated September 16, 2011
to Currently Effective Prospectuses

Effective December 7, 2011, the following change applies as noted.

The following replaces the corresponding information in its entirety under “Investment Objective” in the Portfolio Summary section of the Prospectus for Moderate Allocation Portfolio:

Moderate Allocation Portfolio seeks total return through growth of capital and income.

Please retain this Supplement with your records.